UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Neurotrope, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS The 2019 Annual Meeting of Stockholders of Neurotrope, Inc. will be held on July 23, 2019, at 10:00 a.m. EST at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. located at 666 Third Avenue, New York, NY 10017 PROXY STATEMENT AND 2018 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT: http://www.pstvote.com/neurotrope2019 Dear Stockholder: The 2019 Annual Meeting of Stockholders of Neurotrope, Inc. has been called to consider and act upon the following matters: • To elect nine directors to serve one-year terms expiring in 2020; • To approve a proposed amendment to the Neurotrope, Inc. 2017 Equity Incentive Plan to increase the number of shares available for the grant of awards by 850,000 shares; • To ratify the appointment of Friedman LLP as Neurotrope’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and • To approve by an advisory vote, the compensation of Neurotrope’s named executive officers, as disclosed in the proxy statement. Our Board of Directors recommends a vote “FOR” the election of directors and “FOR” proposals 2, 3 and 4. Complete proxy materials, including the proxy card, are available to you on-line at http://www.pstvote.com/neurotrope2019 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the 2019 Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Control Number:

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Stockholder Meeting To Be Held on July 23, 2019 (1) This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. (2) The Proxy Statement and 2018 Annual Report on Form 10-K are available at http://www.pstvote.com/neurotrope2019. (3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 9, 2019 to facilitate timely delivery, otherwise you will not receive a paper or e-mail copy. To request a paper copy of these items: • Call our toll-free number – (866) 223-0448; or • Visit our website at http://www.pstvote.com/neurotrope2019; or • Send us an e-mail at info@philadelphiastocktransfer.com. Please clearly identify: (i) the items you are requesting; (ii) Neurotrope, Inc.; (iii) your name along with the Control Number located in the lower right hand corner of this notice and (iv) the name and address to which the materials should be mailed. By Order of the Board of Directors /s/ Joshua N. Silverman Joshua N. Silverman Chairman of the Board of Directors Control Number:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 23, 2019

NEUROTROPE INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000425147_1 R1.0.1.18

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 31, 2019
Date: July 23, 2019 **Time:** 10:00 AM EST
Location: Mintz Levin
666 Third Ave
New York, NY 10017

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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How To Vote Please Choose One of the Following Voting Methods Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. .......... .......... Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. .......... 0000425147_2 R1.0.1.18 1. Notice & Proxy Statement 2. AR on Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 09, 2019 to facilitate timely delivery.Internal Use Only

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000425147_3 R1.0.1.18 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Dr. Charles S. Ryan 02 Joshua N. Silverman 03 William S. Singer 04 James R. Gottlieb 05 Shana Kay Phares 06 Bruce T. Bernstein 07 Dr. George Perry 08 Jonathan L. Schechter 09 Dr. Ivan P. Gergel The Board of Directors recommends you vote FOR the following proposal(s): 2 Proposal to approve an amendment to the Neurotrope, Inc. 2017 Equity Incentive Plan to increase the number of shares available for the grant of awards by 850,000 shares. 3 Proposal to ratify the appointment of Friedman LLP as Neurotrope, Inc's independent registered public accounting firm for the fiscal year ending December 31, 2019. 4 Proposal to approve, on an advisory basis, the compensation of Neurotrope, Inc's named executive officers, as disclosed in the accompanying Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000425147_4 R1.0.1.18